Exhibit 10.11

AMENDMENT TO THE AGREEMENT FOR IMPLEMENTATION OF AN

OPTIMIZED WATERFLOOD PROGRAM FOR THE LONG BEACH UNIT

THIS AMENDMENT TO THE AGREEMENT FOR IMPLEMENTATION OF AN OPTIMIZED WATERFLOOD PROGRAM FOR THE LONG BEACH UNIT (this “Amendment”) is made and entered into as of the 16 day of January, 2009, by and among the State of California (the “State”), by and through the State Lands Commission ( the “SLC”), the City of Long Beach (the “City”), and Oxy Long Beach, Inc. (“OLBI”), collectively referred to herein as the “Parties.”

RECITALS

A.                                    Pursuant to Section 1 of Chapter 941 of the Statutes of 1991, the Parties or their predecessors in interest entered into the Agreement for Implementation of an Optimized Waterflood Program for the Long Beach Unit, dated as of November 5, 1991 (the “OWPA”) which, inter alia, provides for the Parties to implement an optimized waterflood program in the Long Beach Unit (“LBU”).

B.                                    The Parties believe that it is in their respective interests for OLBI to explore the viability of other methods of enhanced oil recovery that could potentially increase the volume of oil recovered from the LBU. If realized, the increased production would benefit all of the stakeholders in the LBU, as well as the State, which has the largest financial interest in the LBU.

C.                                    The California legislature has enacted enabling legislation to authorize this Amendment on behalf of the State in order to allow OLBI and the City to use other means of enhanced oil recovery at the LBU.

NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1. Defined Terms:  All terms defined in or for purposes of the LBU Agreements shall have the same meanings as used in this Amendment.

2. Use of Enhanced Oil Recovery.  Notwithstanding anything to the contrary in the OWPA, OLBI, pursuant to the terms and conditions set forth in the OWPA, may use all types of enhanced oil recovery consistent with good oil field practice in order to increase oil recovery in the course of implementing the optimized waterflood program for the LBU.

3. Enabling Legislation.  The legislation attached hereto as Exhibit I (the “Enabling Legislation”) adopted by the California Legislature and approved by the Governor of the State of California authorizes the State to enter into this Amendment. The Enabling Legislation shall be deemed to be a part of this Amendment and is hereby incorporated herein by reference.

4. Effectiveness of this Amendment. This Amendment shall become effective upon the date that is executed by all the Parties.

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5. Full Force and Effect. Except as modified hereby, the OWPA remains in full force and effect.

IN WITNESS WHEREOF, each of the following Parties has executed this Amendment upon the date set forth opposite its name.

Dated:	November 5, 2008		OXY LONG BEACH, INC.

		By:	/s/ Frank E. Komin
Frank E. Komin
President and General Manager

Dated:	January 30, 2009	CITY OF LONG BEACH,
a municipal corporation,
acting in its capacity as Unit Operator
of the Long Beach Unit

		By:	/s/ Patrick H. West
Patrick H. West
City Manager

Dated:	January 16, 2009	STATE OF CALIFORNIA, acting
through the State Lands Commission

		By:	/s/ Paul D. Thayer
Paul D. Thayer
Executive Officer

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EXHIBIT I

BILL NUMBER: AB 2165 CHAPTERED

BILL TEXT

CHAPTER 446

FILED WITH SECRETARY OF STATE SEPTEMBER 27, 2008

APPROVED BY GOVERNOR SEPTEMBER 27, 2008

PASSED THE SENATE AUGUST 30, 2008

PASSED THE ASSEMBLY AUGUST 31, 2008

AMENDED IN SENATE AUGUST 26, 2008

AMENDED IN SENATE AUGUST 18, 2008

AMENDED IN SENATE JUNE 25, 2008

AMENDED IN ASSEMBLY APRIL 7, 2008

INTRODUCED BY Assembly Member Karnette

FEBRUARY 20, 2008

An act relating to tidelands and submerged lands granted by the state to the City of Long Beach, and declaring the urgency thereof, to take effect immediately.

LEGISLATIVE COUNSEL’S DIGEST

AB 2165, Karnette. Tidelands and submerged land: City of Long Beach: oil reserves.

Under existing law, the State Lands Commission and the City of Long Beach are required to enter into a contractors’ agreement and any other necessary contracts or agreements for the production of oil, gas, and other hydrocarbons from specified Long Beach tidelands, in accordance with prescribed requirements.

This bill would authorize the commission to negotiate and execute, on behalf of the state, a contract with the City of Long Beach and its tidelands oil operating contractor, that provides financial incentives for the contractor to explore for and develop additional oil reserves beneath the tidelands and submerged lands covering specified parcels in a certain oil field.

The bill would, with respect to that contract and the development of additional oil reserves, provide for the sharing of revenues among the state, the City of Long Beach, and the contractor, and the payment of and purposes for which the revenues may be used. The bill would also authorize the extension of the term of a related contract.

This bill would declare that it is to take effect immediately as an urgency statute.

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THE PEOPLE OF THE STATE OF CALIFORNIA DO ENACT AS FOLLOWS:

SECTION 1. The Legislature finds and declares that the provisions of this act are necessary for the promotion of the public interest and are of statewide concern.

SEC. 2. The State Lands Commission is authorized to negotiate and execute on behalf of the State of California a contract with the City of Long Beach and its tidelands oil operating contractor, that provides financial incentives for the contractor to explore for and develop  additional oil reserves beneath the tidelands and submerged lands, whether unitized or nonunitized, covered by the Long Beach Harbor Tidelands Parcel and Parcel “A” Oil Contract and beneath the uplands parcels in the Fault Block II Unit, the Fault Block III Unit, the Fault Block IV Unit, and the Fault Block V Ranger Zone Unit in the Wilmington oil field. This act and any contract entered into pursuant to this act shall not supersede or amend the Long Beach Harbor Tidelands Parcel and Parcel “A” Oil Contract except to extend its term as provided in Section 4. Furthermore, neither this act nor any contract entered into pursuant to this act shall supersede or amend the Unit Agreements or Unit Operating Agreements for the Fault Block II Unit, the Fault Block III Unit, the Fault Block IV Unit, or the Fault Block V Ranger Zone Unit, or any other contract relating to the drilling for, developing, extracting, processing, taking, or removing of oil, gas, and other hydrocarbons from the tide and submerged lands and uplands parcels referred to in this section.

SEC. 3. The contract entered into pursuant to Section 2 shall provide for the preservation of the current method for sharing among the contractor, the State of California, and the City of Long Beach of revenues from the sale of production under the Long Beach Harbor Tidelands Parcel and Parcel “A” Oil Contract with regard to all current oil reserves. The contract shall provide a means responsive to the market price of crude oil for determining the additional oil reserves and a method for sharing the revenues from the development of these additional oil reserves among the State of California, the City of Long Beach, and the contractor that will provide both an economic incentive to the contractor to pursue the development of these additional oil reserves and a fair and equitable return to the State of California and the City of Long Beach. The contract shall require the contractor to spend an amount to be negotiated for geologic and engineering evaluation and development in any oil and gas zones beneath the tide and submerged lands covered by the Long Beach Harbor Tidelands Parcel and Parcel “A” Oil Contract. The contractor shall be required to prepare, on a regular and continuing basis, plans and budgets for the exploration for and development of the additional oil reserves. The staff of the State Lands Commission shall be permitted to review these plans and budgets for consistency with good oil field practice, compliance with the goals of the program for the development of additional oil reserves, and responsiveness to environmental and safety concerns. The contract shall permit the City of Long Beach, the State Lands Commission staff, and the contractor to take whatever actions may be necessary to secure the approval of the working interest owners of the determinations sought in furtherance of the exploration and development plans pursuant to the terms of the Unit Agreements and Unit Operating Agreements for the Fault Block II, Fault Block III, Fault Block IV, and Fault Block V Ranger Zone Units.

SEC. 4. The term of the Long Beach Harbor Tidelands Parcel and Parcel “A” Oil Contract may be extended upon the execution of the contract authorized in Section 2 to the time when oil, gas, or other hydrocarbons from the zones beneath the tide and submerged lands covered by the contract no longer can be produced in paying quantities, notwithstanding the termination of any or all of the Fault Block II, Fault Block III, Fault Block IV, and Fault Block V Ranger Zone

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Units, or anything to the contrary in Chapter 1163 of the Statutes of 1991, or the Long Beach City Charter.

SEC. 5. Any revenue payable to the City of Long Beach solely from the sale of production of additional oil reserves under the contract authorized by Section 2 shall be paid to the City of Long Beach before the distribution of “remaining oil revenue,” as defined in Section 4 of Chapter 138 of the Statutes of 1964, First Extraordinary Session.  This additional revenue, when received by the City of Long Beach, shall be used for the purposes and in the manner set forth in Section 6 of Chapter 138 of the Statutes of 1964, First Extraordinary Session, as amended by Section 8 of Chapter 941 of the Statutes of 1991.

SEC. 6. The contractor under the contract authorized in Section 2 may use any means of enhanced oil recovery consistent with good oil field practice to develop additional oil reserves. Notwithstanding anything to the contrary in Chapter 941 of the Statutes of 1991, the contractor under the contract authorized by Section 1 of Chapter 941 of the Statutes of 1991 may use all types of enhanced oil recovery applications that are consistent with good oil field practice to increase oil recovery in the course of implementing the optimized waterflood program for the Long Beach Unit.

SEC. 7. Any oil extracted pursuant to Section 2 shall maintain the same environmental footprint that exists as of July 1, 2008, including limiting any new wells to the industrialized area of the Port of Long Beach or the Port of Los Angeles, and requiring that any wells drilled pursuant to Section 2 shall be drilled from an onshore location.

SEC. 8. To the extent any provision of this act conflicts with Chapter 138 of the Statutes of 1964 (First Extraordinary Session), Chapter 29 of the Statutes of 1956 (First Extraordinary Session), the Long Beach City Charter, or any law or ordinance of the City of Long Beach, the provisions of this act shall prevail.

SEC. 9. This act is an urgency statute necessary for the immediate preservation of the public peace, health, or safety within the meaning of Article IV of the Constitution and shall go into immediate effect. The facts constituting the necessity are:

In order to implement as soon as possible the exploration for and development of additional oil reserves that should produce more oil, prevent waste of oil and gas resources, and bring additional money to the State Treasury, it is necessary that this act take effect immediately.

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BILL NUMBER: AB 2165    AMENDED

BILL TEXT

AMENDED IN SENATE           AUGUST 26, 2008

AMENDED IN SENATE           AUGUST 18, 2008

AMENDED IN SENATE           JUNE 25, 2008

AMENDED IN ASSEMBLY APRIL 7, 2008

INTRODUCED BY    Assembly Member Karnette

FEBRUARY 20, 2008

An act relating to tidelands and submerged lands granted by the state to the City of Long Beach, and declaring the urgency thereof, to take effect immediately.

LEGISLATIVE COUNSEL’S DIGEST

AB 2165, as amended, Karnette. Tidelands and submerged land: City of Long Beach: oil reserves.

Under existing law, the State Lands Commission and the City of Long Beach are required to enter into a contractors’ agreement and any other necessary contracts or agreements for the production of oil gas, and other hydrocarbons from specified Long Beach tidelands, in accordance with prescribed requirements.

This bill would authorize the commission to negotiate and execute, on behalf of the state, a contract with the City of Long Beach and its tidelands oil operating contractor, that provides financial incentives for the contractor to explore for and develop additional oil reserves beneath the tidelands and submerged lands covering specified parcels in a certain oil field.

The bill would, with respect to that contract and the development of additional oil reserves, provide for the sharing of revenues among the state, the City of Long Beach, and the contractor, and the payment of and purposes for which the revenues may be used. The bill would also ~~extend~~ authorize the extension of the term of a related contract.

This bill would declare that it is to take effect immediately as an urgency statute.

Vote:  2/3. Appropriation:  no.  Fiscal committee:  yes.

State-mandated local program:  no.

THE PEOPLE OF THE STATE OF CALIFORNIA DO ENACT AS FOLLOWS:

SECTION 1.    The Legislature finds and declares that the provisions of this act are necessary for the promotion of the public is interest and are of statewide concern.

~~SECTION 1.~~    SEC. 2.        The State Lands Commission is authorized to negotiate and execute on behalf of the State of California a contract with the City of Long Beach and its tidelands oil operating contractor, that provides financial incentives for the contractor to explore for and develop additional oil reserves beneath the tidelands and submerged lands, whether unitized or nonunitized, covered by the Long Beach Harbor Tidelands Parcel and Parcel “A” Oil Contract and beneath the uplands parcels in the Fault Block II Unit, the Fault Block III Unit, the Fault Block IV Unit, and the Fault Block V Ranger Zone Unit in the Wilmington oil field. This act and any contract entered into pursuant to this act shall not supersede or amend the Long Beach Harbor Tidelands Parcel and Parcel “A” Oil Contract except to extend its term as provided in Section  ~~3~~ 4. Furthermore, neither this act nor any contract entered into pursuant to this act shall supersede or amend the Unit Agreements or Unit Operating Agreements for the Fault Block II Unit, the Fault Block III Unit, the Fault Block IV Unit, or the Fault Block V Ranger Zone Unit, or any other contract relating to the drilling for, developing, extracting, processing, taking, or removing of oil, gas, and other hydrocarbons from the tide and submerged lands and uplands parcels referred to in this section.

~~SEC. 2.                                The contract entered into pursuant to Section 1 shall~~

SEC. 3.                                The contract entered into pursuant to Section 2 shall provide for the preservation of the current method for sharing among the contractor, the State of California, and the City of Long Beach of revenues from the sale of production under the Long Beach Harbor Tidelands Parcel and Parcel “A” Oil Contract with regard to all current oil reserves. The contract shall provide a means responsive to the market price of crude oil for determining the additional oil reserves and a method for sharing the revenues from the development of these additional oil reserves among the State of California, the City of Long Beach, and the contractor that will provide both an economic incentive to the contractor to pursue the development of these additional oil reserves and a fair and equitable return to the State of California and the City of Long Beach. The contract shall require the contractor to spend an amount to be negotiated for geologic and engineering evaluation and development in any oil and gas zones beneath the tide and submerged lands covered by the Long Beach Harbor Tidelands Parcel and Parcel “A” Oil Contract. The contractor shall be required to prepare, on a regular and continuing basis, plans and budgets for the exploration for and development of the additional oil reserves. The staff of the State Lands Commission shall be permitted to review these plans and budgets for consistency with good oil field practice, compliance with the goals of the program for the development of additional oil reserves, and responsiveness to environmental and safety concerns. The contract shall permit. the City of Long Beach, the State Lands Commission staff, and the contractor to take whatever actions may be necessary to secure the approval of the working interest owners of the determinations sought in furtherance of the exploration and development plans pursuant to the terms of the Unit Agreements and Unit Operating Agreements for the Fault Block II, Fault Block III, Fault Block IV, and Fault Block V Ranger Zone Units.

~~SEC 3.~~                                   SEC. 4.        The term of the Long Beach Harbor Tidelands Parcel and Parcel “A” Oil Contract ~~shall~~ may be extended upon the execution of the contract authorized in Section  ~~1~~ 2 to the time when oil, gas, or other hydrocarbons from the zones beneath the tide and submerged lands covered by the contract no longer can be produced in paying quantities, notwithstanding the termination of any or all of the Fault Block II, Fault Block III, Fault Block IV, and Fault Block V Ranger Zone Units, or anything to the contrary ~~in Chapter 1163 of the Statutes of 1991, Chapter 138 of the Statutes of 1964 (First Extraordinary Session), Chapter 29 of the Statutes of 1956 (First Extraordinary Session), any other provision of state law, the Long Beach City Charter, or any law or ordinance of the City of Long Beach~~ in Chapter 1163 of the Statutes of 1991, or the Long Beach City Charter.

~~SEC. 4.~~                                SEC. 5.        Any revenue payable to the City of Long Beach solely from the sale of production of additional oil reserves under the contract authorized by Section  ~~1~~ 2 shall be paid to the City of Long Beach before the distribution of “remaining oil revenue,” as defined in Section 4 of Chapter 138 of the Statutes of 1964, First Extraordinary Session. This additional revenue, when received by the City of Long Beach, shall be used for the purposes and in the manner set forth in Section 6 of Chapter 138 of the Statutes of 1964, First Extraordinary Session, as amended by Section 8 of Chapter 941 of the Statutes of 1991.

~~SEC. 5.~~                                SEC. 6.        The contractor under the contract authorized in Section  ~~1~~ 2 may use any means of enhanced oil recovery consistent with good oil field practice to develop additional oil reserves. Notwithstanding anything to the contrary in Chapter 941 of the Statutes of 1991, the contractor under the contract authorized by Section 1 of Chapter 941 of the Statutes of 1991 may use all types of enhanced oil recovery applications that are consistent with good oil field practice to increase oil recovery in the course of implementing the optimized waterflood program for the Long Beach Unit.

~~SEC. 6.                                Any oil extracted pursuant to Section 1 shall maintain~~

SEC. 7.                                Any oil extracted pursuant to Section 2 shall maintain the same environmental footprint that exists as of July 1, 2008, including limiting any new wells to the industrialized area of the Port of Long Beach or the Port of Los Angeles, and requiring that any wells drilled pursuant to Section  ~~1~~ 2 shall be drilled from an onshore location.

SEC. 8.                                To the extent any provision of this act conflicts with Chapter 138 of the Statutes of 1964 (First Extraordinary Session), Chapter 29 of the Statutes of 1956 (First Extraordinary Session), the Long Beach City Charter, or any law or ordinance of the City of Long Beach, the provisions of this act shall prevail.

~~SEC. 7.~~                                SEC. 9.        This act is an urgency statute necessary for the immediate preservation of the public peace, health, or safety within the meaning of Article IV of the Constitution and shall go into immediate effect. The facts constituting the necessity are:

In order to implement as soon as possible the exploration for and development of additional oil reserves that should produce more oil, prevent waste of oil and gas resources, and bring additional money to the State Treasury, it is necessary that this act take effect immediately.